UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 1, 2016

Date of Report (Date of earliest event reported)

Smith & Wesson Holding Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue

Springfield, Massachusetts

01104

(Address of Principal Executive Offices) (Zip Code)

(800) 331-0852

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

As described in Item 7.01, we are furnishing this Current Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on December 1, 2016 discussing our second quarter fiscal 2017 financial and operational results. The disclosure provided in Item 7.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.02.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that section.

Item 7.01.	Regulation FD Disclosure.

We are furnishing this Current Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on December 1, 2016 discussing our second quarter fiscal 2017 financial and operational results. The transcript of the conference call and webcast is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

The text included with this Current Report on Form 8-K and the replay of the conference call and webcast on December 1, 2016 is available on our website located at www.smith-wesson.com, although we reserve the right to discontinue that availability at any time.

        Certain statements contained in this Current Report on Form 8-K may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, but are not limited to, our expanded vision, which is to be a leading provider of high-quality products for the shooting, hunting, and rugged outdoor enthusiast; our belief that our acquisitions position us well to explore new opportunities, both organic and inorganic, in the large and growing market for shooting, hunting, and rugged outdoor enthusiasts; our focus on increasing inventory to optimize distribution of our products with independent retailers in support of our case market share strategy and the importance of this strategy at this time of year when we move towards the holiday season and distributor shows; our belief that Q3 and Q4 are typically our strongest shipping quarters of the year; our belief that our first LiNQ product will grow into a robust product platform over time; our belief that new product development is a key part of our organic growth strategy across the entire multi-division structure; our preparations for SHOT® Show in Las Vegas next month; our plans to launch over 100 new products at SHOT 2017 and the brand composition of such new products; our plans to launch a major new addition to our M&P polymer pistol family; our belief that SHOT Show will be an exciting time for our company, with new products that position us well for our next fiscal year; our belief that the areas of strength we have identified in the UST distribution network will create multiple incremental opportunities for our existing accessory product lines in the coming years; our focus on maintaining a robust new product pipeline that has continued to fuel our organic growth and profitability year after year; our belief that operationally our unique approach to increasing production allows us to efficiently respond to changes in our marketplace; our belief that we continue to achieve market share gains in what we estimate to be a $4 billion domestic firearms market; our estimates regarding the firearms market growth rate over the long term in a normalized environment; our pursuit of a broader and exciting strategy; our focus on the growing market for shooting, hunting, and the rugged outdoor enthusiasts; our belief that the shooting, hunting, and rugged outdoors markets, taken together, provide us with a much larger addressable market, one that we believe exceeds $60 billion-plus in size, and one with a user base that has much in common with our core firearm consumer, a rugged outdoor lifestyle and an affinity for strong and trusted brands; our belief that the broadening of our outdoor products and accessories’ divisions’ horizons gives them a sizeable market to explore and pursue; our belief that the outdoor products and accessories segment will have ample organic and inorganic expansion opportunity; our strategy to grow from a single operating division to four operating divisions that serve a large addressable market and represent more than 18 highly respected consumer brands; our plans, pending stockholder approval on December 13 of this year, to become American Outdoor Brands Corporation on January 1, 2017; our belief that the American Outdoor Brands Corporation name better represents our strategic direction, our broad range of product offerings, and our plans to continue building upon our portfolio of strong American brands; our expectation that American Outdoor Brands Corporation will serve as the holding company for the historic Smith & Wesson Corp., Battenfeld Technologies, Inc., and Crimson Trace Corporation, which represent our firearms, manufacturing services, accessories, and electro-optics divisions; our belief that we have only just begun our journey toward achieving our vision of being a leading provider of high quality products for the shooting, hunting, and rugged outdoor enthusiast; our commitment to our future growth focusing on brands and products that best meet the needs and lifestyle of our target consumers; our expectations for capital expenditures for fiscal 2017 and the primary categories of expenditures; our belief that the increase of our unsecured line of credit provides us with greater opportunities to invest in our future growth, both organically and through strategic acquisitions; our belief that this increased access to capital is a clear reflection of the confidence our bankers have in our company as well as the overall strength of our business; our estimates for our revenue, GAAP, and non-GAAP earnings per share for full year fiscal 2017 and the third quarter of fiscal 2017; our estimates for our fully diluted share count and tax rate for full year fiscal 2017; our estimate that the fair value step-up is mostly gone in Q3; our expectation that a lot of our promotional activity occurs mostly in Q3 and Q4; our strategy to increase inventory for what we see as a busy holiday season; our belief that January and February and somewhat into March as well, we are very busy in terms of promotional activity; our belief that firearms have become mainstream in terms of entering the basket of goods consumers expect to see a deal on when they are shopping at retail on Black Friday; our belief that it is shaping up to be a good environment at retail; our long-term goals regarding gross margins; our estimates regarding our gross margins; our belief that promotional activity will have an impact on our gross margins; our intent to maintain gross margins in our targeted range; our expectation that operating expenses will increase and the reasons for such increase; our expectations regarding several important new product launches in Q3 and Q4; our belief that this is the normalized environment, and it is really the environment where we can take market share and continue to grow; our belief that whereas the firearms segment is strong at the end of Q3 moving into Q4, Q3 for the accessories business is not as strong because it is post-holiday season; our estimates regarding our growth in a normalized environment; our excitement about the future; our plans regarding new products coming in all parts of the business; our plans to continue to work on our TC strategy, which is rationalizing SKUs and getting the right price; our expectations regarding having an analyst meeting in January and rolling out new targets; our expectations and strategies regarding future acquisitions; our belief that a transformational acquisition would have to have a significant amount of revenue, and our estimates of such revenue; our expectations regarding the cost of a transformational acquisition; our expectations that over time, a long time for sure, we should be able to significantly grow inorganically in that rugged outdoor space versus firearms where the market is much smaller and we already have significant market share when it comes to handguns and modern sporting rifles, in particular; our belief that there is no ideal, there is no real target growth for the accessories or outdoor division, given the magnitude of the difference in the size of the markets; our belief that we are taking market share with promotional activities; our belief that we can successfully reduce inventory and still maintain some of the highest gross margins in the industry; our belief that we are pretty good at promotional planning; our plans to attend the Roth Capital Conference in Park City, Utah; and our plans to attend SHOT Show 2017. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for our products; the costs and ultimate conclusion of certain legal matters; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; the potential for increased regulation of firearms and firearm-related products; speculation surrounding fears of terrorism and crime; our growth opportunities; our anticipated growth; our ability to increase demand for our products in various markets, including consumer, law enforcement, and military channels, domestically and internationally; the position of our hunting products in the consumer discretionary marketplace and distribution channel; our penetration rates in new and existing markets; our strategies; our ability to introduce new products; the success of new products; our ability to expand our markets; our ability to integrate acquired businesses in a successful manner; the general growth of our outdoor products and accessories business; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2016.

We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Exhibits

99.1	Transcript of conference call and webcast conducted on December 1, 2016

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION

Date: December 2, 2016	By:	/s/ Jeffrey D. Buchanan
Jeffrey D. Buchanan
Executive Vice President, Chief Financial Officer, Chief Administrative Officer, and Treasurer

EXHIBIT INDEX

99.1	Transcript of conference call and webcast conducted on December 1, 2016